Exhibit 99.2

Supplemental Financial Information

September 30, 2011

(unaudited)

Cedar Realty Trust, Inc.
(formerly known as Cedar Shopping Centers, Inc.)
44 South Bayles Avenue
Port Washington, NY 11050-3765
Tel: (516) 767-6492 Fax: (516) 767-6497
www.cedarrealtytrust.com

CEDAR REALTY TRUST, INC.
Supplemental Financial Information
September 30, 2011
(unaudited)
TABLE OF CONTENTS

Consolidated Financial Information
Consolidated Balance Sheets	3
Consolidated Statements of Operations	4
Supporting Schedules to Consolidated Statements	5
Funds from Operations and Additional Disclosures	6
Earnings Before Interest, Taxes, Depreciation and Amortization	7
Summary of Outstanding Debt	8-9
Summaries of Debt Maturities	10

Consolidated Operating Portfolio Information
Real Estate Summary	11-13
Leasing Activity	14
Tenant Concentration	15
Lease Expirations	16
Same-Property Analysis	17
Significant 2011 Acquisitions and Dispositions	18

Unconsolidated Cedar/RioCan Joint Venture
Combined Balance Sheets	20
Combined Statements of Operations	21
Real Estate Summary	22
Summary of Outstanding Debt	23
Summary of Debt Maturities	24

Properties Held for Sale/Conveyance
Real Estate Summary	26-27
Summary of Outstanding Debt	28
Summary of Debt Maturities	29

Portfolio Map	30

Non-GAAP Financial Disclosures	31
Forward-Looking Statements
The information contained in this Supplemental Financial Information is unaudited and does not purport to disclose all items required by accounting principles generally accepted in the United States (“GAAP”). In addition, statements made or incorporated by reference herein may include certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1934 and Section 21E of the Securities Exchange Act of 1934 and, as such, may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may”, “will”, “should”, “estimates”, “projects”, “anticipates”, “believes”, “expects”, “intends”, “future”, and words of similar import, or the negative thereof. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to, those set forth under the headings “Risk Factors” in the Company’s Annual Report on Form 10-K and “Forward-Looking Statements” in the Company’s Quarterly Report on Form 10-Q. Accordingly, the information contained herein should be read in conjunction with the Company’s Form 10-K for the year ended December 31, 2010 and Form 10-Q for the quarter ended September 30, 2011.

CEDAR REALTY TRUST, INC.
Consolidated Balance Sheets

	September 30,	December 31,
	2011	2010
Assets:
Real estate
Land	$271,907,000	$261,673,000
Buildings and improvements	1,088,396,000	1,028,443,000

	1,360,303,000	1,290,116,000
Less accumulated depreciation	(183,274,000)	(157,803,000)

Real estate, net	1,177,029,000	1,132,313,000
Real estate held for sale/conveyance	242,844,000	348,743,000
Investment in unconsolidated joint ventures	45,087,000	52,466,000
Cash and cash equivalents	11,642,000	14,166,000
Restricted cash	13,750,000	12,493,000
Receivables	28,730,000	26,387,000
Other assets and deferred charges, net	37,463,000	33,867,000
Assets relating to real estate held for sale/conveyance	2,322,000	2,052,000

Total assets	$1,558,867,000	$1,622,487,000

Liabilities and equity:
Mortgage loans payable	$590,965,000	$550,525,000
Mortgage loans payable — real estate held for sale/conveyance	148,114,000	156,991,000
Secured revolving credit facilities	166,317,000	132,597,000
Accounts payable and accrued liabilities	36,080,000	29,026,000
Unamortized intangible lease liabilities	36,423,000	40,253,000
Liabilities relating to real estate held for sale/conveyance	6,909,000	7,571,000

Total liabilities	984,808,000	916,963,000

Limited partners’ interest in Operating Partnership	4,715,000	7,053,000

Commitments and contingencies	—	—

Equity:
Cedar Realty Trust, Inc. shareholders’ equity:
Preferred stock	158,575,000	158,575,000
Common stock and other shareholders’ equity	348,441,000	471,491,000

Total Cedar Realty Trust, Inc. shareholders’ equity	507,016,000	630,066,000

Noncontrolling interests:
Minority interests in consolidated joint ventures	56,793,000	62,050,000
Limited partners’ interest in Operating Partnership	5,535,000	6,355,000

Total noncontrolling interests	62,328,000	68,405,000

Total equity	569,344,000	698,471,000

Total liabilities and equity	$1,558,867,000	$1,622,487,000

CEDAR REALTY TRUST, INC.
Consolidated Statements of Operations

	Three months ended September 30,		Nine months ended September 30,
	2011	2010	2011	2010
Revenues:
Rents	$26,504,000	$24,384,000	$78,156,000	$77,565,000
Expense recoveries	6,271,000	5,735,000	20,365,000	19,637,000
Other	685,000	1,591,000	2,138,000	1,926,000

Total revenues	33,460,000	31,710,000	100,659,000	99,128,000

Expenses:
Operating, maintenance and management	6,430,000	5,674,000	20,780,000	18,993,000
Real estate and other property-related taxes	4,147,000	3,986,000	12,307,000	12,151,000
General and administrative	2,899,000	2,421,000	8,115,000	6,738,000
Management transition charges	—	—	6,530,000	—
Impairment charges	7,419,000	155,000	7,419,000	2,272,000
Acquisition transaction costs and terminated projects	—	2,043,000	1,169,000	3,365,000
Depreciation and amortization	9,801,000	8,846,000	27,844,000	26,942,000

Total expenses	30,696,000	23,125,000	84,164,000	70,461,000

Operating income	2,764,000	8,585,000	16,495,000	28,667,000
Non-operating income and expense:
Interest expense, including amortization of deferred financing costs	(10,475,000)	(10,523,000)	(31,155,000)	(33,174,000)
Write-off of deferred financing costs	—	(2,552,000)	—	(2,552,000)
Interest income	41,000	3,000	216,000	12,000
Unconsolidated joint ventures:
Equity in income (loss)	327,000	(288,000)	1,152,000	547,000
Write-off of investment	—	—	(7,961,000)	—
Gain on sale of land parcel	130,000	—	130,000	—

Total non-operating income and expense	(9,977,000)	(13,360,000)	(37,618,000)	(35,167,000)

Loss before discontinued operations	(7,213,000)	(4,775,000)	(21,123,000)	(6,500,000)

Discontinued operations:
Income from operations	619,000	318,000	2,821,000	1,408,000
Impairment charges	(64,671,000)	(34,000)	(87,287,000)	(3,276,000)
Gain on sales	—	—	502,000	170,000

Total discontinued operations	(64,052,000)	284,000	(83,964,000)	(1,698,000)

Net loss	(71,265,000)	(4,491,000)	(105,087,000)	(8,198,000)

Less, net loss (income) attributable to noncontrolling interests:
Minority interests in consolidated joint ventures	3,285,000	194,000	3,332,000	(194,000)
Limited partners’ interest in Operating Partnership	1,455,000	196,000	2,294,000	488,000

Total net loss (income) attributable to noncontrolling interests	4,740,000	390,000	5,626,000	294,000

Net loss attributable to Cedar Realty Trust, Inc.	(66,525,000)	(4,101,000)	(99,461,000)	(7,904,000)

Preferred distribution requirements	(3,580,000)	(2,679,000)	(10,621,000)	(6,617,000)

Net loss attributable to common shareholders	$(70,105,000)	$(6,780,000)	$(110,082,000)	$(14,521,000)

Per common share attributable to common shareholders (basic and diluted):
Continuing operations	$(0.09)	$(0.10)	$(0.40)	$(0.20)
Discontinued operations	(0.96)	$0.00	$(1.27)	(0.03)

	$(1.05)	$(0.10)	$(1.67)	$(0.23)

Weighted average number of common shares outstanding:
Basic	66,800,000	65,835,000	66,253,000	62,999,000

Diluted	66,800,000	65,835,000	66,253,000	63,025,000

CEDAR REALTY TRUST, INC.
Supporting Schedules to Consolidated Statements
Balance Sheets Detail

	September 30, 2011	December 31, 2010
Investment in unconsolidated joint ventures
Cedar/RioCan	$45,087,000	$46,618,000
Philadelphia redevelopment property	—	5,848,000

	$45,087,000	$52,466,000

Receivables
Rents and other tenant receivables, net	$9,456,000	$7,048,000
Straight-line rents	13,335,000	12,471,000
Loans and other receivables, and joint venture settlements	5,939,000	6,868,000

	$28,730,000	$26,387,000

Other assets and deferred charges, net
Lease origination costs, net	$13,496,000	$13,282,000
Prepaid expenses	9,922,000	5,258,000
Financing costs, net	6,688,000	9,623,000
Investments and cumulative mark-to-market adjustments related to stock-based compensation	3,421,000	2,101,000
Property and other deposits	1,370,000	1,527,000
Leasehold improvements, furniture and fixtures	1,037,000	525,000
Intangible lease assets	820,000	—
Other, net	709,000	1,551,000

	$37,463,000	$33,867,000

Statements of Operations Detail

	Three months ended September 30,
	2011	2010
Rents
Base rents	$24,122,000	$22,418,000
Percentage rent	301,000	223,000
Straight-line rents	191,000	65,000
Amortization of intangible lease liabilities	1,890,000	1,678,000

	$26,504,000	$24,384,000

	Nine months ended September 30,
	2011	2010
Rents
Base rents	$72,200,000	$69,716,000
Percentage rent	686,000	538,000
Straight-line rents	946,000	1,259,000
Amortization of intangible lease liabilities	4,324,000	6,052,000

	$78,156,000	$77,565,000

CEDAR REALTY TRUST, INC.
Funds from Operations and Additional Disclosures

	Three months ended September 30,		Nine months ended September 30,
	2011	2010	2011	2010
Net loss attributable to the Company’s common shareholders	$(70,105,000)	$(6,780,000)	$(110,082,000)	$(14,521,000)
Real estate depreciation and amortization	11,393,000	11,831,000	32,926,000	35,486,000
Noncontrolling interests:
Limited partners’ interest	(1,455,000)	(196,000)	(2,294,000)	(488,000)
Minority interests in consolidated joint ventures	(3,285,000)	(194,000)	(3,332,000)	194,000
Minority interests’ share of FFO applicable to consolidated joint ventures	418,000	(1,340,000)	(2,146,000)	(4,717,000)
Impairment charges and write-off of joint venture interest	70,210,000	189,000	100,371,000	5,548,000
Gain on sales of discontinued operations	—	—	(502,000)	(170,000)
Equity in (income) loss of unconsolidated joint ventures	(327,000)	288,000	(1,152,000)	(547,000)
FFO from unconsolidated joint ventures	1,374,000	146,000	4,438,000	1,566,000

Funds From Operations (“FFO”)	8,223,000	3,944,000	18,227,000	22,351,000
Adjustments for items affecting comparability:
Management transition charges and employee termination costs	—	—	6,875,000	—
Accelerated write-off of deferred financing costs	—	2,552,000	—	2,552,000
Stock-based compensation mark-to-market adjustments	(39,000)	(2,000)	(740,000)	(377,000)
Acquisition transaction costs and terminated projects, including Company share from the Cedar/RioCan joint venture (a)	11,000	2,991,000	1,477,000	4,782,000

Recurring Funds From Operations (“Recurring FFO”)	$8,195,000	$9,485,000	$25,839,000	$29,308,000

FFO per diluted share:	$0.12	$0.06	$0.26	$0.34

Recurring FFO per diluted share:	$0.12	$0.14	$0.37	$0.45

Weighted average number of diluted common shares:
Common shares	69,759,000	65,835,000	68,368,000	63,025,000
OP Units	1,415,000	1,892,000	1,415,000	1,941,000

	71,174,000	67,727,000	69,783,000	64,966,000

Additional Disclosures (Pro-Rata Share):
Straight-line rents	$313,000	$150,000	$1,282,000	$1,335,000
Amortization of intangible lease liabilities	2,097,000	1,957,000	5,007,000	6,597,000
Non-real estate amortization	1,172,000	1,610,000	3,414,000	4,133,000
Stock-based compensation other than mark-to-market adjustments	978,000	856,000	4,789,000	2,446,000
Maintenance capital expenditures	1,123,000	1,321,000	2,176,000	2,906,000
Development and redevelopment capital expenditures	12,911,000	3,659,000	25,461,000	13,889,000
Capitalized interest and financing costs	895,000	597,000	2,036,000	2,210,000
NOI attributable to RioCan properties prior to dates of transfer	—	—	—	1,905,000

(a)
The amounts for the three and nine months ended September 30, 2010 are principally fees paid to the Company’s investment advisor related to Cedar/RioCan joint venture transactions. The Company’s share of acquisition costs from the Cedar/RioCan joint venture are $11,000, $773,000, $183,000 and $892,000, respectively.

CEDAR REALTY TRUST, INC.
Earnings Before Interest, Taxes, Depreciation and Amortization

	Three months ended September 30,				Nine months ended September 30,
	2011		2010		2011		2010
EBITDA Calculation

(Loss) from continuing operations	$(7,213,000)		$(4,775,000)		$(21,123,000)		$(6,500,000)
Add (deduct):
Interest expense and amortization of financing costs, net	10,475,000		10,523,000		31,155,000		33,174,000
Accelerated write-off of deferred financing costs	—		2,552,000		—		2,552,000
Depreciation and amortization	9,801,000		8,846,000		27,844,000		26,942,000
Minority interests share of consolidated joint venture EBITDA	(3,204,000)		(3,084,000)		(9,560,000)		(9,863,000)
Discontinued operations:
Income from operations	619,000		318,000		2,821,000		1,408,000
Interest expense and amortization of financing costs, net	2,469,000		2,036,000		6,866,000		6,134,000
Depreciation and amortization	1,645,000		3,034,000		5,236,000		8,695,000
Pro-rata share attributable to Cedar/RioCan joint venture:

Depreciation and amortization	1,068,000		333,000		3,096,000		692,000
Interest expense	968,000		467,000		2,786,000		833,000

EBITDA	16,628,000		20,250,000		49,121,000		64,067,000
Adjustments for items affecting comparability:
Stock-based compensation mark-to-market adjustments	(39,000)		(2,000)		(740,000)		(377,000)
Impairment charges and write-off of investment in unconsolidated joint venture	7,419,000		155,000		15,380,000		2,272,000
Management transition charges	—		—		6,530,000		—
Acquisition transaction costs and terminated projects, including Company share from the Cedar/RioCan joint venture (a)	11,000		2,816,000		1,352,000		4,257,000

Adjusted EBITDA	$24,019,000		$23,219,000		$71,643,000		$70,219,000

Adjusted EBITDA annualized	$96,076,000		$92,876,000		$95,524,000		$93,625,000

Pro-rata share of outstanding debt (b)	$854,337,000		$747,291,000		$854,337,000		$747,291,000

Fixed charges
Interest expense	$12,671,000		$11,404,000		$36,642,000		$36,776,000
Interest expense — consolidated minority interests share	(1,675,000)		(1,706,000)		(4,983,000)		(5,034,000)
Interest expense — unconsolidated Cedar/RioCan joint venture	968,000		467,000		2,786,000		833,000

Interest Expense	$11,964,000		$10,165,000		$34,445,000		$32,575,000
Preferred dividend requirements	3,580,000		2,679,000		10,621,000		6,617,000
Pro-rata share of scheduled mortgage repayments	2,237,000		1,892,000		6,554,000		5,503,000

Fixed charges	$17,781,000		$14,736,000		$51,620,000		$44,695,000

Debt and Coverage Ratios
Debt to Adjusted EBITDA	8.9	x	8.0	x	8.9	x	8.0	x
Interest coverage ratio (Adjusted EBIDTA / Interest expense )	2.0	x	2.3	x	2.1	x	2.2	x
Fixed charge coverage ratio (Adjusted EBITDA / Fixed charges )	1.4	x	1.6	x	1.4	x	1.6	x

(a)	The Company’s share of acquisition costs from the Cedar/RioCan joint venture are $11,000, $773,000, $183,000 and $892,000, respectively.

(b)	Includes debt from properties “held for sale/conveyance.”

CEDAR REALTY TRUST, INC.
Summary of Outstanding Debt

			Stated contract amounts
	Percent	Maturity	Interest	September 30,	December 31,
Property	Owned	Date	rate (a)	2011	2010
Fixed-rate mortgages:
Consolidated Properties:
The Point	100%	Sep 2012	7.6%	$16,413,000	$16,807,000
Carll’s Corner	100%	Nov 2012	5.6%	5,689,000	5,786,000
Washington Center Shoppes	100%	Dec 2012	5.9%	8,355,000	8,452,000
LA Fitness Facility	100%	Jan 2013	5.4%	5,568,000	5,666,000
Fairview Plaza	100%	Feb 2013	5.7%	5,283,000	5,370,000
Academy Plaza	100%	Mar 2013	7.3%	8,958,000	9,139,000
General Booth Plaza	100%	Aug 2013	6.1%	5,095,000	5,166,000
Kempsville Crossing	100%	Aug 2013	6.1%	5,754,000	5,841,000
Port Richmond Village	100%	Aug 2013	6.5%	14,227,000	14,428,000
Smithfield Plaza	100%	Aug 2013	6.1%	3,277,000	3,317,000
Suffolk Plaza	100%	Aug 2013	6.1%	4,322,000	4,395,000
Virginia Little Creek	100%	Aug 2013	6.1%	4,612,000	4,680,000
Timpany Plaza	100%	Jan 2014	6.1%	7,954,000	8,067,000
Trexler Mall	100%	May 2014	5.5%	20,677,000	20,993,000
Coliseum Marketplace	100%	Jul 2014	6.1%	11,515,000	11,642,000
Fieldstone Marketplace	20%	Jul 2014	6.0%	17,735,000	17,945,000
King’s Plaza	100%	Jul 2014	6.0%	7,574,000	7,678,000
Liberty Marketplace	100%	Jul 2014	6.1%	8,718,000	8,865,000
Yorktowne Plaza	100%	Jul 2014	6.0%	19,817,000	20,092,000
Mechanicsburg Giant	100%	Nov 2014	5.5%	9,069,000	9,274,000
Elmhurst Square Shopping Center	100%	Dec 2014	5.4%	3,912,000	3,970,000
Newport Plaza	100%	Jan 2015	6.0%	5,501,000	5,583,000
New London Mall	40%	Apr 2015	4.9%	27,365,000	27,365,000
Carbondale Plaza	100%	May 2015	6.4%	4,884,000	4,951,000
Oak Ridge Shopping Center	100%	May 2015	5.5%	3,365,000	3,407,000
Pine Grove Plaza	100%	Sep 2015	5.0%	5,604,000	5,688,000
Groton Shopping Center	100%	Oct 2015	5.3%	11,709,000	11,843,000
Wal-Mart Center	100%	Nov 2015	5.1%	5,607,000	5,690,000
Jordan Lane	100%	Dec 2015	5.5%	12,688,000	12,860,000
Oakland Mills	100%	Jan 2016	5.5%	4,771,000	4,835,000
Smithfield Plaza	100%	May 2016	6.2%	6,912,000	6,976,000
West Bridgewater	100%	Sep 2016	6.2%	10,752,000	10,848,000
Carman’s Plaza	100%	Oct 2016	6.2%	33,500,000	33,500,000
Hamburg Commons	100%	Oct 2016	6.1%	5,038,000	5,101,000
Meadows Marketplace	20%	Nov 2016	5.6%	10,046,000	10,172,000
San Souci Plaza	40%	Dec 2016	6.2%	27,200,000	27,200,000
Camp Hill Shopping Center	100%	Jan 2017	5.5%	65,000,000	65,000,000
Golden Triangle	100%	Feb 2018	6.0%	20,467,000	20,702,000
East Chestnut	100%	Apr 2018	5.2%	1,645,000	1,704,000
Townfair Center	100%	Jul 2018	5.2%	16,450,000
Gold Star Plaza	100%	May 2019	7.3%	1,982,000	2,123,000
Kingston Plaza	100%	Jul 2019	5.3%	514,000	522,000
Halifax Plaza	100%	Apr 2020	6.3%	4,195,000	4,252,000
Swede Square	100%	Nov 2020	5.5%	10,488,000	10,588,000
Colonial Commons	100%	Feb 2021	5.5%	27,842,000	—
Virginia Little Creek	100%	Sep 2021	8.0%	351,000	367,000
Metro Square	100%	Nov 2029	7.5%	8,805,000	8,964,000

Total Fixed-Rate Mortgages		4.5 years	5.9%	527,205,000	487,814,000

		weighted average

CEDAR REALTY TRUST, INC.
Summary of Outstanding Debt (Continued)

			Stated contract amounts
	Percent	Maturity	Interest	September 30,	December 31,
Property	Owned	Date	rate (a)	2011	2010
Variable-rate mortgages:
Upland Square	60%	Nov 2011 (b)	3.5%	63,768,000	62,577,000

Total mortgages at stated contract amounts		4.0 years	5.6%	590,973,000	550,391,000
		weighted average
Unamortized discount/premium				(8,000)	134,000

Total mortgage debt (including unamortized discount/premium)				590,965,000	550,525,000

Revolving Credit Facilities:
Stabilized properties	100%	Jan 2012	5.5%	74,035,000	29,535,000
Development properties	100%	Jun 2012	2.4%	92,282,000	103,062,000

		0.5 years	3.8%	166,317,000	132,597,000

		weighted average
Total Consolidated Debt (Excluding Held for Sale/Conveyance Mortgage Debt)		3.3 years	5.2%	$757,282,000	683,122,000

		weighted average

Pro-rata share of total debt reconciliation:
Total consolidated debt (excluding held for sale/conveyance mortgage debt)				$757,282,000	$683,122,000
Less pro-rata share attributable to consolidated joint venture minority interests				(54,739,000)	(54,735,000)
Plus pro-rata share attributable to properties held for sale/conveyance (c)				88,002,000	91,260,000
Plus pro-rata share attributable to the unconsolidated Cedar/RioCan Joint Venture (d)				63,792,000	58,680,000

Pro-rata share of total debt				$854,337,000	$778,327,000

Pro-rata share of fixed debt				$605,352,000	$562,153,000
Pro-rata share of variable debt				$248,985,000	$216,174,000

Pro-rata share of total debt				$854,337,000	$778,327,000

Percentage of pro-rata fixed debt				71%	72%
Percentage of pro-rata variable debt				29%	28%

				100%	100%

(a)	Effective rate as of September 30, 2011.

(b)	Subsequent to September 30, 2011, the Company concluded a two-year extension of this facility.

(c)	See “Summary of Outstanding Debt — Held for Sale Properties.”

(d)	See “Summary of Outstanding Joint Venture Debt.”

CEDAR REALTY TRUST, INC.
Summaries of Debt Maturities
As of September 30, 2011

Consolidated Properties Including Properties Held for Sale
Maturity	Cedar pro-rata share of:				JV Partners pro-rata share of:
schedule	Scheduled	Balloon			Scheduled	Balloon
by year	Amortization	Payments		Total	Amortization	Payments	Total	Consolidated Total

2011	$2,077,000	$63,768,000	(a)	$65,845,000	$480,000	$—	$480,000	$66,325,000
2012	9,686,000	227,720,000	(b)	237,406,000	1,247,000	—	1,247,000	238,653,000
2013	8,856,000	54,945,000		63,801,000	1,442,000	—	1,442,000	65,243,000
2014	7,375,000	89,421,000		96,796,000	1,312,000	22,571,000	23,883,000	120,679,000
2015	5,843,000	79,295,000		85,138,000	951,000	36,783,000	37,734,000	122,872,000
2016	4,901,000	80,657,000		85,558,000	486,000	31,275,000	31,761,000	117,319,000
2017	3,484,000	67,072,000		70,556,000	151,000	17,184,000	17,335,000	87,891,000
2018	2,693,000	32,905,000		35,598,000	41,000	—	41,000	35,639,000
2019	2,105,000	5,630,000		7,735,000	36,000	892,000	928,000	8,663,000
2020	1,459,000	12,169,000		13,628,000	—	—	—	13,628,000
Thereafter	5,629,000	22,855,000		28,484,000	—	—	—	28,484,000

	$54,108,000	$736,437,000		$790,545,000	$6,146,000	$108,705,000	$114,851,000	$905,396,000

Consolidated Properties Excluding Properties Held for Sale
Maturity	Cedar pro-rata share of:				JV Partners pro-rata share of:
schedule	Scheduled	Balloon			Scheduled	Balloon
by year	Amortization	Payments		Total	Amortization	Payments	Total	Consolidated Total

2011	$1,707,000	$63,768,000	(a)	$65,475,000	$269,000	$—	$269,000	$65,744,000
2012	8,141,000	195,955,000	(b)	204,096,000	276,000	—	276,000	204,372,000
2013	7,196,000	54,945,000		62,141,000	302,000	—	302,000	62,443,000
2014	5,629,000	87,154,000		92,783,000	151,000	13,502,000	13,653,000	106,436,000
2015	4,396,000	56,385,000		60,781,000	125,000	16,419,000	16,544,000	77,325,000
2016	3,722,000	71,520,000		75,242,000	150,000	23,545,000	23,695,000	98,937,000
2017	2,616,000	60,478,000		63,094,000	—	—	—	63,094,000
2018	1,980,000	32,905,000		34,885,000	—	—	—	34,885,000
2019	1,600,000	407,000		2,007,000	—	—	—	2,007,000
2020	1,427,000	12,169,000		13,596,000	—	—	—	13,596,000
Thereafter	5,588,000	22,855,000		28,443,000	—	—	—	28,443,000

	$44,002,000	$658,541,000		$702,543,000	$1,273,000	$53,466,000	$54,739,000	$757,282,000

(a)	Represents property-specific construction financing, due on November 26, 2011. Subsequent to September 30, 2011, the Company concluded a two-year extension of this facility.

(b)
Includes $74.0 million applicable to the stabilized property credit facility, due in January 2012, as to which the Company has a one-year extension option, in addition to $92.3 million applicable to the development property credit facility, due in June 2012.

CEDAR REALTY TRUST, INC.
Real Estate Summary
As of September 30, 2011

						Average
		Percent	Year		%	base rent per	Major Tenants (a)
Property Description	State	owned	acquired	GLA	occupied	leased sq. ft.	Name	GLA
Connecticut
Groton Shopping Center	CT	100%	2007	117,986	92.7%	$10.94	TJ Maxx	30,000
Jordan Lane	CT	100%	2005	181,730	97.7%	10.87	Stop & Shop	60,632
							CW Price	39,280
							Retro Fitness	20,283
New London Mall	CT	40%	2009	259,293	98.5%	13.66	Shoprite	64,017
							Marshalls	30,354
							Homegoods	25,432
							Petsmart	23,500
							AC Moore	20,932
							Eliassen	19,902
Oakland Commons	CT	100%	2007	89,850	100.0%	11.02	Shaw’s	54,661
							Bristol Ten Pin	35,189
Southington Shopping Center	CT	100%	2003	155,842	98.7%	6.72	Wal-Mart	95,482
							NAMCO	20,000
The Brickyard	CT	100%	2004	274,553	57.9%	8.56	Home Depot	103,003

							Syms	38,000

Total Connecticut				1,079,254	87.6%	10.58

Maryland
Kenley Village	MD	100%	2005	51,894	76.6%	9.20	Food Lion	29,000
Metro Square	MD	100%	2008	71,896	100.0%	18.68	Shoppers Food Warehouse	58,668
Oakland Mills	MD	100%	2005	58,224	100.0%	13.44	Food Lion	43,470
San Souci Plaza	MD	40%	2009	264,134	90.1%	10.12	Shoppers Food Warehouse	61,466
							Marshalls	27,000

							Maximum Health and Fitness	15,612
St. James Square	MD	100%	2005	39,903	100.0%	11.36	Food Lion	33,000
Valley Plaza	MD	100%	2003	190,939	97.2%	4.75	K-Mart	95,810
							Ollie’s Bargain Outlet	41,888
							Tractor Supply	32,095
Yorktowne Plaza	MD	100%	2007	158,982	95.7%	13.75	Food Lion	37,692

Total Maryland				835,972	94.0%	10.60

Massachusetts
Fieldstone Marketplace	MA	20%	2005	193,970	95.8%	11.01	Shaw’s	68,000
							Flagship Cinema	41,975
							New Bedford Wine and Spirits	15,180
Kings Plaza	MA	100%	2007	168,243	98.8%	6.24	Work Out World	42,997
							CW Price	28,504
							Ocean State Job Lot	20,300
							Savers	19,339
Norwood Shopping Center	MA	100%	2006	102,459	98.2%	7.69	Hannaford Brothers	42,598
							Rocky’s Ace Hardware	18,830
							Dollar Tree	16,798
Price Chopper Plaza	MA	100%	2007	101,824	91.1%	10.87	Price Chopper	58,545
The Shops at Suffolk Downs	MA	100%	2005	121,251	100.0%	12.33	Stop & Shop	74,977
Timpany Plaza	MA	100%	2007	183,775	91.8%	6.45	Stop & Shop	59,947
							Big Lots	28,027
							Gardner Theater	27,576
West Bridgewater Plaza	MA	100%	2007	133,039	96.9%	8.55	Shaw’s	57,315

							Big Lots	25,000
							Planet Fitness	15,000
Total Massachusetts				1,004,561	96.0%	8.87

New Jersey
Carll’s Corner	NJ	100%	2007	129,582	88.5%	8.90	Acme Markets	55,000
							Peebles	18,858
Pine Grove Plaza	NJ	100%	2003	86,089	94.4%	10.52	Peebles	24,963
Washington Center Shoppes	NJ	100%	2001	157,394	92.8%	8.80	Acme Markets	66,046

							Planet Fitness	20,742
Total New Jersey				373,065	91.7%	9.24

New York
Carman’s Plaza	NY	100%	2007	194,806	90.5%	16.81	Pathmark	52,211
							Extreme Fitness	27,598
							Home Goods	25,806
							Department of Motor Vehicle	19,310
Kingston Plaza	NY	100%	2006	5,324	100.0%	26.67	Taco Bell	2,924

Total New York				200,130	90.8%	17.10

CEDAR REALTY TRUST, INC.
Real Estate Summary (Continued)
As of September 30, 2011

							Average
		Percent		Year		%	base rent per	Major Tenants (a)
Property Description	State	owned		acquired	GLA	occupied	leased sq. ft.	Name	GLA
Pennsylvania
Academy Plaza	PA	100%		2001	151,977	81.2%	13.18	Acme Markets	50,918
Camp Hill	PA	100%		2002	472,717	98.8%	13.44	Boscov’s	167,597
								Giant Foods	92,939
								LA Fitness	45,000
								Orthopedic Inst of PA	40,904
								Barnes & Noble	24,908
								Staples	20,000
Carbondale Plaza	PA	100%		2004	121,135	91.8%	6.93	Weis Markets	52,720
								Peebles	18,000
Circle Plaza	PA	100%		2007	92,171	100.0%	2.74	K-Mart	92,171
Colonial Commons	PA	100%		2011	474,765	84.1%	12.60	Giant Foods	67,815
								Dick’s Sporting Goods	56,000
								L.A. Fitness	41,325
								Ross Dress For Less	30,000
								Marshalls	27,000
								JoAnn Fabrics	25,500
								David’s Furniture	24,970
								Office Max	23,500
Crossroads II	PA	60	%(b)	2008	133,188	86.3%	19.86	Giant Foods	76,415
East Chestnut	PA	100%		2005	21,180	100.0%	13.21	Rite Aid	11,180
Fairview Commons	PA	100%		2007	59,578	66.9%	6.92	Giant Foods	17,264
Fairview Plaza	PA	100%		2003	69,579	100.0%	12.31	Giant Foods	59,237
Fort Washington	PA	100%		2002	41,000	100.0%	19.90	LA Fitness	41,000
Gold Star Plaza	PA	100%		2006	71,720	82.2%	8.69	Redner’s	48,920
Golden Triangle	PA	100%		2003	202,943	97.4%	12.27	LA Fitness	44,796
								Marshalls	30,000
								Staples	24,060
								Just Cabinets	18,665
								Aldi	15,242
Halifax Plaza	PA	100%		2003	51,510	100.0%	12.00	Giant Foods	32,000
Hamburg Commons	PA	100%		2004	99,580	98.8%	6.49	Redner’s	56,780
								Peebles	19,683
Huntington Plaza	PA	100%		2004	137,405	57.7%	6.84	Peebles	22,060
Lake Raystown Plaza	PA	100%		2004	140,159	92.9%	12.46	Giant Foods	61,435
								Tractor Supply	32,711
Liberty Marketplace	PA	100%		2005	68,200	91.2%	17.45	Giant Foods	55,000
Meadows Marketplace	PA	20%		2004	91,518	98.2%	15.36	Giant Foods	67,907
Mechanicsburg Giant	PA	100%		2005	51,500	100.0%	21.78	Giant Foods	51,500
Newport Plaza	PA	100%		2003	64,489	93.7%	11.44	Giant Foods	43,400
Northside Commons	PA	100%		2008	64,710	96.1%	9.88	Redner’s Market	48,519
Palmyra Shopping Center	PA	100%		2005	110,970	84.9%	5.53	Weis Markets	46,181
								Rite Aid	18,104
Port Richmond Village	PA	100%		2001	154,908	96.5%	13.58	Thriftway	40,000
								Pep Boys	20,615
								City Stores, Inc.	15,200
River View Plaza I, II and III	PA	100%		2003	244,034	87.6%	18.18	United Artists	77,700
								Avalon Carpet	25,000
								Pep Boys	22,000
								Staples	18,000
South Philadelphia	PA	100%		2003	283,415	82.3%	14.01	Shop Rite	54,388
								Ross Dress For Less	31,349
								Bally’s Total Fitness	31,000
								Modell’s	20,000
Swede Square	PA	100%		2003	100,816	93.8%	15.03	LA Fitness	37,200
The Commons	PA	100%		2004	203,022	87.5%	9.96	Bon-Ton	54,500
								Shop ’n Save	52,654
								TJ Maxx	24,000
The Point	PA	100%		2000	268,037	96.9%	12.36	Burlington Coat Factory	76,665
								Giant Foods	73,042
								Staples	24,000
								AC Moore	24,890
Townfair Center	PA	100%		2004	218,662	95.4%	8.49	Lowe’s Home Centers	95,173
								Giant Eagle	83,821
								Michael’s Store	17,592

CEDAR REALTY TRUST, INC.
Real Estate Summary (Continued)
As of September 30, 2011

						Average
		Percent	Year		%	base rent per	Major Tenants (a)
Property Description	State	owned	acquired	GLA	occupied	leased sq. ft.	Name	GLA
Trexler Mall	PA	100%	2005	339,363	98.5%	8.93	Kohl’s	90,230
							Bon-Ton	62,000
							Giant Foods	56,753
							Lehigh Wellness Partners	30,594
							Trexlertown Fitness Club	28,870
Trexlertown Plaza	PA	100%	2006	241,381	71.4%	10.65	Redner’s	47,900
							Big Lots	33,824
							Tractor Supply	22,670
							Sears	22,500
Upland Square	PA	60% (b)	2007	382,578	92.8%	16.47	Giant Foods	78,900

							Carmike Cinema	45,276
							LA Fitness	42,000
							Best Buy	30,000
							Bed, Bath & Beyond	24,721
							TJ Maxx	25,000
							A.C. Moore	21,600
							Staples	18,336
Total Pennsylvania				5,228,210	90.2%	12.36

Virginia
Annie Land Plaza	VA	100%	2006	42,500	97.2%	9.29	Food Lion	29,000
Coliseum Marketplace	VA	100%	2005	103,069	87.3%	16.42	Farm Fresh	57,662
Elmhurst Square	VA	100%	2006	66,250	89.1%	9.18	Food Lion	38,272
General Booth Plaza	VA	100%	2005	73,320	95.1%	12.57	Farm Fresh	53,758
Kempsville Crossing	VA	100%	2005	94,477	98.7%	11.11	Farm Fresh	73,878
Martin’s at Glen Allen	VA	100%	2005	43,000	100.0%	9.73	Martin’s	43,000
Oak Ridge Shopping Center	VA	100%	2006	38,700	100.0%	10.62	Food Lion	33,000
Smithfield Plaza	VA	100%	2005/2008	134,664	95.3%	9.24	Farm Fresh	45,544
							Maxway	21,600
							Peebles	21,600
Suffolk Plaza	VA	100%	2005	67,216	100.0%	9.40	Farm Fresh	67,216
Ukrop’s at Fredericksburg	VA	100%	2005	63,000	100.0%	17.42	Ukrop’s Supermarket	63,000
Virginia Little Creek	VA	100%	2005	69,620	100.0%	11.12	Farm Fresh	66,120

Total Virginia				795,816	95.9%	11.58

Total Operating Portfolio, (Excludes Held for Sale/Conveyance Properties)				9,517,008	91.4%	11.53

Total Cedar/RioCan Unconsolidated Joint Venture (c)		20%		3,707,968	96.9%	13.22

Total Managed Portfolio				13,224,976	92.9%	12.02

(a)	Major tenants are determined as tenants with 15,000 or more sq.ft of GLA, tenants at single-tenant properties, or the largest tenant at a property.

(b)	The Company has included 100% of this joint venture’s debt and results of operations in its pro-rata calculations, based on a loan guaranty and/or the terms of the related joint venture agreement.

(c)	See “Joint Venture Real Estate Summary”, for details of the Cedar/RioCan portfolio.

CEDAR REALTY TRUST, INC.
Leasing Activity
Renewal leases (a)

			Contractual	Prior	Annual		Weighted
Quarter	Leases	Aggregate	Rent Per	Rent Per	Increase	Cash Basis	Average
ended	Signed	GLA	Sq. Ft (b)	Sq. Ft (c)	in Rent	% Increase	Lease Term

9/30/2011	28	203,000	$10.53	$10.01	104,000	5.1%	6.2 yrs
6/30/2011	23	64,000	13.05	12.43	40,000	5.0%	3.7 yrs
3/31/2011	26	359,000	8.96	8.45	183,000	6.0%	4.2 yrs
12/31/2010	47	450,000	9.44	8.99	203,000	5.0%	7.1 yrs

	124	1,076,000	$9.70	$9.21	$530,000	5.4%	5.8 yrs

New Leases

			Contractual
Quarter	Leases	Aggregate	Rent Per	Average
ended	Signed	GLA	Sq. Ft (b)	Lease Term

9/30/2011	32	183,000	$14.02	8.9 yrs
6/30/2011	11	36,000	17.57	7.7 yrs
3/31/2011	11	43,000	11.87	10.4 yrs
12/31/2010	15	119,000	12.23	16.2 yrs

	69	381,000	$13.55	11.2 yrs

Renewal and New Leases

			Contractual
Quarter	Leases	Aggregate	Rent Per	Average
ended	Signed	GLA	Sq. Ft (b)	Lease Term

9/30/2011	60	386,000	$12.18	7.5 yrs
6/30/2011	34	100,000	14.68	5.1 yrs
3/31/2011	37	402,000	9.27	4.9 yrs
12/31/2010	62	569,000	10.02	9.0 yrs

	193	1,457,000	$10.71	7.2 yrs

(a)	Includes leases that renewed with no increase pursuant to their terms. The renewal results, excluding such leases with no contractual increase, would have been as followed:

Quarter	Leases	Aggregate	Cash Basis
ended	Signed	GLA	% Increase

9/30/2011	25	174,000	5.8%
6/30/2011	20	58,000	6.0%
3/31/2011	17	303,000	7.4%
12/31/2010	44	174,000	9.6%

	106	709,000	7.4%

(b)	Contractual rent per sq. ft. represents the minimum cash rent under the new lease for the first 12 months of the term.

(c)	Prior rent per sq. ft. represents the minimum cash rent under the prior lease for the last 12 months of the previous term.

CEDAR REALTY TRUST, INC.
Tenant Concentration (By Annualized Base Rent)
As of September 30, 2011

	Number				Annualized	Percentage
	of			Annualized	base rent	annualized
Tenant	stores	GLA	% of GLA	base rent	per sq. ft.	base rents
Top twenty tenants (a):
Giant Foods	15	883,000	9.3%	$12,770,000	$14.46	12.8%
LA Fitness	6	251,000	2.6%	4,028,000	16.05	4.0%
Farm Fresh	6	364,000	3.8%	3,909,000	10.74	3.9%
Shaw’s	3	180,000	1.9%	2,323,000	12.91	2.3%
Food Lion	7	243,000	2.6%	1,921,000	7.91	1.9%
Stop & Shop	3	196,000	2.1%	1,802,000	9.19	1.8%
Dollar Tree	19	187,000	2.0%	1,800,000	9.63	1.8%
Staples	5	104,000	0.9%	1,718,000	18.80	1.7%
Shop Rite	2	118,000	1.2%	1,663,000	14.09	1.7%
Redner’s	4	202,000	2.1%	1,501,000	7.43	1.5%
United Artists	1	78,000	0.8%	1,456,000	18.67	1.5%
Shoppers Food Warehouse	2	120,000	1.3%	1,237,000	10.31	1.2%
Ukrop’s	1	63,000	0.7%	1,098,000	17.43	1.1%
Carmike Cinema	1	45,000	0.5%	1,019,000	22.64	1.0%
Rite Aid	7	83,000	0.9%	995,000	11.99	1.0%
Giant Eagle	1	84,000	0.9%	922,000	10.98	0.9%
Marshalls	4	114,000	1.2%	819,000	7.18	0.8%
Dick’s Sporting Goods	1	56,000	0.6%	812,000	14.50	0.8%
Home Depot	1	103,000	1.1%	773,000	7.50	0.8%
Acme Markets	3	172,000	1.8%	756,000	4.40	0.8%

Sub-total top twenty tenants	92	3,646,000	38.3%	43,322,000	11.88	43.3%

Remaining tenants	770	5,032,000	52.9%	56,735,000	11.27	56.7%

Sub-total all tenants (b)	862	8,678,000	91.2%	$100,057,000	$11.53	100.0%

Vacant space	N/A	839,000	8.8%

Total	862	9,517,000	100.0%

(a)
Several of the tenants listed above share common ownership with other tenants including, without limitation, (1) Giant Foods and Stop & Shop, and (2) Farm Fresh, Shaw’s , Shop ‘n Save (GLA of 53,000 and annualized base rent of $532,000) , Shoppers Food Warehouse, and Acme.

(b)	Comprised of large tenants (greater than 15,000 sq. ft.) and small tenants as follows:

				Annualized	Percentage
			Annualized	base rent	annualized
	GLA	% of GLA	base rent	per sq. ft.	base rents
Large tenants	6,133,000	70.7%	$60,682,000	$9.89	60.6%
Small tenants	2,545,000	29.3%	39,375,000	15.47	39.4%

Total	8,678,000	100.0%	$100,057,000	$11.53	100.0%

CEDAR REALTY TRUST, INC.
Lease Expirations
As of September 30, 2011

						Percentage
	Number		Percentage	Annualized	Annualized	of annualized
Year of lease	of leases	GLA	of GLA	expiring	expiring base	expiring
expiration	expiring	expiring	expiring	base rents	rents per sq. ft.	base rents

Month-To-Month	21	67,000	0.8%	$964,000	$14.39	1.0%
2011	37	145,000	1.7%	2,050,000	14.14	2.0%
2012	108	442,000	5.1%	5,067,000	11.46	5.1%
2013	114	548,000	6.3%	7,133,000	13.02	7.1%
2014	124	1,129,000	13.0%	10,103,000	8.95	10.1%
2015	133	1,236,000	14.2%	13,335,000	10.79	13.3%
2016	102	976,000	11.2%	10,348,000	10.60	10.3%
2017	54	729,000	8.4%	8,791,000	12.06	8.8%
2018	36	423,000	4.9%	5,893,000	13.93	5.9%
2019	26	330,000	3.8%	3,737,000	11.32	3.7%
2020	32	906,000	10.4%	8,283,000	9.14	8.3%
2021	27	398,000	4.6%	5,687,000	14.29	5.7%
2022	4	34,000	0.4%	388,000	11.41	0.4%
Thereafter	44	1,315,000	15.2%	18,278,000	13.90	18.3%

All tenants	862	8,678,000	100.0%	$100,057,000	$11.53	100.0%

Vacant space	N/A	839,000	N/A

Total Portfolio	862	9,517,000	N/A

CEDAR REALTY TRUST, INC.
Same-Property Analysis (a)

	Three months ended September 30,		Percent
	2011	2010	Change

Property rental revenues (b)	$25,237,000	$24,931,000	1.2%
Property operating expenses (c)	7,160,000	7,178,000	(0.3%)

Net operating income	$18,077,000	$17,753,000	1.8%

Occupancy	93.9%	93.2%

	Nine months ended September 30,		Percent
	2011	2010	Change

Property rental revenues (b)	$77,181,000	$76,286,000	1.2%
Property operating expenses (c)	23,635,000	23,147,000	2.1%

Net operating income	$53,546,000	$53,139,000	0.8%

Occupancy	93.9%	93.2%

(a)
Same properties include only those properties that were owned and operated throughout the comparative periods (64 properties for all periods presented), and excludes (i) ground-up developments and redevlopment properties, and (ii) properties purchased, sold or treated as “held for sale/conveyance”.

(b)	Excludes the effect of straight-line rent adjustments and amortization of lease intangibles.

(c)	Property operating expenses include intercompany management fee expense.

CEDAR REALTY TRUST, INC.
Significant 2011 Acquisitions and Dispositions
Acquisitions

		GLA /	Date	Purchase
Property	Location	Acreage	Acquired	Price
Consolidated

Colonial Commons	Lower Paxton Township, PA	474,765	1/14/2011	$49,100,000

Unconsolidated Cedar/RioCan Joint Venture

Northwoods Crossing	Taunton, MA	159,562	4/15/2011	$23,400,000

Dispositions
		GLA /	Date	Sales
Property	Location	Acreage	Sold	Price
Consolidated

Bergstrasse Land	Ephrata, PA	7.70	2/14/2011	$1,900,000
Hills & Dales Discount Drug Mart Plaza	Canton, OH	33,553	3/30/2011	1,907,000
Enon Discount Drug Mart Plaza	Enon, OH	42,876	3/30/2011	2,125,000
Fairfield Plaza	Fairfield, CT	72,279	4/15/2011	10,800,000

				$16,732,000

Cedar/RioCan Unconsolidated 20% — Owned Joint Venture

CEDAR REALTY TRUST, INC.
Cedar/RioCan Joint Venture
Combined Balance Sheets

	September 30, 2011	December 31, 2010
Assets:
Real estate, net	$536,662,000	$524,447,000
Cash and cash equivalents	11,215,000	5,934,000
Restricted cash	3,488,000	4,464,000
Rent and other receivables	3,365,000	2,074,000
Straight-line rent	2,282,000	1,000,000
Deferred charges, net	6,959,000	13,269,000
Other assets	13,166,000	8,514,000

Total assets	$577,137,000	$559,702,000

Liabilities and partners’ capital:
Mortgage loans payable	$318,960,000	$293,400,000
Due to Cedar	1,626,000	6,036,000
Unamortized lease liability	23,483,000	24,573,000
Other liabilities	7,966,000	7,738,000

Total liabilities	352,035,000	331,747,000

Preferred stock	97,000	97,000

Partners’ capital:
RioCan	179,918,000	181,239,000
Cedar	45,087,000	46,619,000

Total partners’ capital	225,005,000	227,858,000

Total liabilities and partners’ capital	$577,137,000	$559,702,000

CEDAR REALTY TRUST, INC.
Cedar/RioCan Joint Venture
Combined Statements of Operations

	Three months ended September 30,
	2011	2010

Revenues	$15,538,000	$6,812,000
Property operating and other expenses	1,361,000	629,000
Management fees	501,000	228,000
Real estate taxes	1,826,000	841,000
Acquisition transaction costs	55,000	3,867,000
General and administrative	87,000	56,000
Depreciation and amortization	5,339,000	1,665,000
Interest and other non-operating expenses, net	4,835,000	2,335,000

Net income (loss)	$1,534,000	$(2,809,000)

RioCan	1,207,000	(2,243,000)
Cedar	327,000	(566,000)

	$1,534,000	$(2,809,000)

	Nine months ended September 30,
	2011	2010

Revenues	$46,827,000	$15,058,000
Property operating and other expenses	5,327,000	1,837,000
Management fees	1,451,000	503,000
Real estate taxes	5,377,000	1,659,000
Acquisition transaction costs	913,000	4,461,000
General and administrative	219,000	155,000
Depreciation and amortization	15,479,000	3,460,000
Interest and other non-operating expenses, net	13,914,000	4,166,000

Net income (loss)	$4,147,000	$(1,183,000)

RioCan	3,318,000	(946,000)
Cedar	829,000	(237,000)

	$4,147,000	$(1,183,000)

CEDAR REALTY TRUST, INC.
Cedar/RioCan Joint Venture
Real Estate Summary — As of September 30, 2011

					Average
	Percent owned			%	base rent per	Major Tenants (a)
Property Description	by Cedar	State	GLA	occupied	leased sq. ft.	Name	GLA
Connecticut
Montville Commons	20%	CT	117,916	94.1%	$15.31	Stop & Shop	63,000
Stop & Shop Plaza	20%	CT	54,510	100.0%	15.59	Stop & Shop	54,510

Total Connecticut			172,426	95.9%	15.40

Maryland
Marlboro Crossroads	20%	MD	67,975	100.0%	15.02	Giant Foods	60,951
Northwoods Crossing	20%	MD	159,562	100.0%	11.70	BJ’s Wholesale Club	115,367
						Tractor Supply	19,097

Total Maryland			227,537	100.0%	12.69

Massachusetts
Franklin Village Plaza	20%	MA	304,277	93.2%	19.61	Stop & Shop	75,000
						Marshalls	26,890
						Team Fitness	15,807
Raynham Commons	20%	MA	176,609	97.7%	11.57	Shaw’s	60,748
						Marshall’s	25,752
						JoAnn Fabrics	15,775

Total Massachusetts			480,886	94.9%	16.57

New Jersey
Cross Keys Place	20%	NJ	148,173	100.0%	16.20	Sports Authority	42,000
						Bed Bath & Beyond	35,005
						AC Moore	21,305
						Old Navy	19,234
						Petco	16,500
Sunrise Plaza	20%	NJ	261,060	97.1%	7.95	Home Depot	130,601
						Kohl’s Department Store	96,171
						Staples	20,388

Total New Jersey			409,233	98.2%	10.99

Pennsylvania
Blue Mountain Commons	20%	PA	123,353	90.6%	25.60	Giant Foods	97,707
Columbus Crossing	20%	PA	142,166	100.0%	16.32	Super Fresh	61,506
						Old Navy	25,000
						AC Moore	22,000
Creekview Plaza	20%	PA	136,423	100.0%	15.36	Giant Foods	48,966
						L.A. Fitness	38,000
						Bed Bath & Beyond	25,000
Exeter Commons	20%	PA	361,321	97.9%	12.84	Lowe’s	171,069
						Giant Foods	81,715
						Staples	18,008
Gettysburg Marketplace	20%	PA	82,784	100.0%	18.75	Giant Foods	66,674
Loyal Plaza	20%	PA	293,825	98.3%	8.04	K-Mart	102,558
						Giant Foods	66,935
						Staples	20,555
Monroe Marketplace	20%	PA	340,930	96.2%	10.52	Giant Food	76,000
						Kohl’s Department Store	68,430
						Dick’s Sporting Goods	51,119
						Best Buy	22,504
						Bed Bath & Beyond	21,324
						Michael’s	20,649
						Pet Smart	18,156
Northland Center	20%	PA	108,260	94.6%	11.00	Giant Foods	65,075
Pitney Road Plaza	20%	PA	45,915	100.0%	19.75	Best Buy	45,915
Sunset Crossing	20%	PA	74,142	88.7%	14.50	Giant Foods	54,332
Town Square Plaza	20%	PA	127,678	100.0%	13.00	Giant Foods	73,327
						A.C. Moore	21,600
						Pet Smart	18,343
York Marketplace	20%	PA	305,410	97.0%	8.56	Lowe’s	125,353
						Giant Foods	74,600
						Office Max	23,500
						Super Shoes	20,000

Total Pennsylvania			2,142,207	97.2%	12.65

Virginia
New River Valley	20%	VA	164,663	96.1%	13.78	Best Buy	30,041
						Ross Stores	30,037
						Bed Bath & Beyond	24,152
						Staples	20,443
						Petsmart	17,878
						Old Navy	15,413
Towne Crossing	20%	VA	111,016	91.7%	15.43	Bed Bath & Beyond	40,000
						Michael’s	20,000

Total Virginia			275,679	94.3%	14.42

Total Cedar/RioCan Joint Venture			3,707,968	96.9%	$13.22

(a)	Major tenants are determined as tenants with 15,000 or more sq.ft of GLA.

CEDAR REALTY TRUST, INC.
Cedar/RioCan Joint Venture
Summary of Oustanding Debt

		Stated contract amounts
	Maturity	Interest	September 30,	December 31,
Property	Date	rate (a)	2011	2010

Shaw’s Plaza	Mar 2014	5.6%	14,200,000	14,200,000
Columbus Crossing	Jun 2014	6.8%	16,384,000	16,604,000
Blue Mountain Commons	Jul 2015	5.0%	17,447,000	17,646,000
Sunset Crossing	Jul 2015	5.0%	4,183,000	4,231,000
Town Square Plaza	Jul 2015	5.0%	10,799,000	10,922,000
Creekview Plaza	Oct 2015	4.8%	14,238,000	14,398,000
Monroe Marketplace	Oct 2015	4.8%	22,784,000	23,040,000
New River Valley	Oct 2015	4.8%	14,962,000	15,127,000
Pitney Road Valley	Oct 2015	4.8%	6,001,000	6,068,000
Sunrise Plaza	Oct 2015	4.8%	13,543,000	13,695,000
Northwoods Crossing	Feb 2016	6.4%	14,275,000	—
Franklin Village	Aug 2016	4.1%	43,938,000	43,500,000
Stop & Shop Plaza	Apr 2017	6.2%	6,890,000	6,950,000
Exeter Commons	Aug 2020	5.3%	29,545,000	29,863,000
Cross Keys Place	Dec 2020	5.1%	14,452,000	14,600,000
Gettysburg Marketplace	Dec 2020	5.0%	10,804,000	10,918,000
Marlboro Crossroads	Dec 2020	5.1%	6,805,000	6,875,000
Northland Center	Dec 2020	5.0%	6,232,000	6,298,000
Towne Crossings	Dec 2020	5.0%	10,342,000	10,450,000
York Marketplace	Dec 2020	5.0%	15,893,000	16,060,000
Montville Commons	Jan 2021	5.8%	10,425,000	—
Loyal Plaza	Jul 2021	5.0%	14,768,000	12,388,000

Total mortgages at stated contract amounts	5.3 years	5.1%	$318,910,000	$293,833,000
	weighted average
Unamortized premium/discount			50,000	(432,000)

Total mortgage debt (including unamortized discount)			$318,960,000	$293,401,000

Cedar’s pro-rata share of total debt			$63,792,000	$58,680,000

(a)	Effective rate as of September 30, 2011.

CEDAR REALTY TRUST, INC.
Cedar/RioCan Joint Venture
Summary of Debt Maturities
As of September 30, 2011

Maturity	Cedar pro-rata share of:			RioCan pro-rata share of:
schedule	Scheduled	Balloon		Scheduled	Balloon		Cedar/RioCan
by year	Amortization	Payments	Total	Amortization	Payments	Total	Total

2011	$735,000	$—	$735,000	$2,939,000	$—	$2,939,000	$3,674,000
2012	989,000	—	989,000	3,955,000	—	3,955,000	4,944,000
2013	1,043,000	—	1,043,000	4,174,000	—	4,174,000	5,217,000
2014	1,020,000	5,941,000	6,961,000	4,078,000	23,763,000	27,841,000	34,802,000
2015	723,000	19,411,000	20,134,000	2,893,000	77,642,000	80,535,000	100,669,000
2016	3,052,000	7,990,000	11,042,000	12,207,000	31,960,000	44,167,000	55,209,000
2017	460,000	1,271,000	1,731,000	1,838,000	5,085,000	6,923,000	8,654,000
2018	465,000	—	465,000	1,861,000	—	1,861,000	2,326,000
2019	503,000	—	503,000	2,014,000	—	2,014,000	2,517,000
2020	187,000	15,758,000	15,945,000	750,000	63,034,000	63,784,000	79,729,000
Thereafter	—	4,244,000	4,244,000	—	16,975,000	16,975,000	21,219,000

	$9,177,000	$54,615,000	$63,792,000	$36,709,000	$218,459,000	$255,168,000	$318,960,000

Properties Held For Sale/Conveyance

CEDAR REALTY TRUST, INC.
Summary of Real Estate Held for Sale/Conveyance
As of September 30, 2011

					Average
		Percent		%	base rent per	Major Tenants (a)
Property Description	State	owned	GLA	occupied	leased sq. ft.	Name	GLA
Ohio Discount Drug Mart Portfolio
Centerville Discount Drug Mart Plaza	OH	100%	49,287	67.0%	$11.28	Discount Drug Mart	24,012
Clyde Discount Drug Mark Plaza	OH	100%	34,592	100.0%	9.08	Discount Drug Mart	24,592
Gahanna Discount Drug Mart Plaza	OH	100%	48,667	85.7%	14.10	Discount Drug Mart	24,592
Grove City Discount Drug Mart Plaza	OH	100%	40,848	64.5%	10.95	Discount Drug Mart	24,596
Hilliard Discount Drug Mart Plaza	OH	100%	40,988	80.3%	10.61	Discount Drug Mart	24,592
Lodi Discount Drug Mart Plaza	OH	100%	38,576	87.7%	8.68	Discount Drug Mart	24,596
Mason Discount Drug Mart Plaza	OH	100%	52,896	82.3%	13.94	Discount Drug Mart	24,596
Ontario Discount Drug Mart Plaza	OH	100%	38,623	78.9%	8.32	Discount Drug Mart	25,475
Pickerington Discount Drug Mart Plaza	OH	100%	47,810	85.3%	11.52	Discount Drug Mart	25,852
Polaris Discount Drug Mart Plaza	OH	100%	50,283	94.4%	12.01	Discount Drug Mart	25,855
Shelby Discount Drug Mart Plaza	OH	100%	36,596	78.1%	8.76	Discount Drug Mart	24,596
Westlake Discount Drug Mart Plaza	OH	100%	55,775	88.0%	5.83	BG Storage	31,295
						Discount Drug Mart	24,480

Total Ohio Discount Drug Mart Portfolio			534,941	82.7%	10.50

Single-Tenant/Triple-Net-Lease Properties
CVS at Bradford	OH	100%	10,722	100.0%	12.80	CVS	10,722
CVS at Celina	OH	100%	10,195	100.0%	18.54	CVS	10,195
CVS at Erie	OH	100%	10,125	100.0%	16.50	CVS	10,125
CVS at Kingston	NY	100%	13,013	100.0%	27.22	CVS	13,013
CVS at Kinderhook	NY	100%	13,225	100.0%	20.70	CVS	13,225
CVS at Naugatuck	CT	50%	13,225	100.0%	35.01	CVS	13,225
CVS at Portage Trail	OH	100%	10,722	100.0%	13.00	CVS	10,722
FirstMerit Bank at Akron	OH	100%	3,200	100.0%	23.51	FirstMerit Bank	3,200
FirstMerit Bank at Cuyahoga Falls	OH	100%	18,300	100.0%	6.03	FirstMerit Bank	18,300
McCormick Place	OH	100%	46,000	100.0%	8.50	Sam Levin Furniture	46,000
Rite Aid at Massillon	OH	100%	10,125	100.0%	18.99	Rite Aid	10,125

Total Single-Tenant/Triple-Net-Lease Properties			158,852	100.0%	15.69

Malls
Columbia Mall	PA	75%	348,358	84.8%	5.31	Sears	64,264
						Dunham Sports	61,178
						Bon-Ton	45,000
						J.C. Penny	34,076
Shore Mall	NJ	100%	459,058	98.7%	7.83	Boscov’s	179,600
						Commercial Food Bank of New Jersey	144,000
						Burlington Coat Factory	85,000
The Point at Carlisle	PA	100%	182,859	85.6%	7.72	Bon-Ton	59,925
						Office Max	22,645
						Dunham Sports	21,300
						Dollar Tree	16,300

Total Malls			990,275	91.4%	6.99

Other Non-Core Assets
Dunmore Shopping Center	PA	100%	101,000	66.2%	3.69	Enyon Furniture Outlet	40,000
						Big Lots	26,902
Heritage Crossing	PA	60% (b)	39,048	72.0%	23.45	Walgreens	14,748
Oakhurst Plaza	PA	100%	111,869	61.9%	14.67	Gold’s Gym	28,499
Roosevelt II	PA	100%	180,088	0.0%	—	Vacant	N/A
Shoppes at Salem Run	VA	100%	15,100	39.7%	26.36	Dunkin Donuts	3,000
Stadium Plaza	MI	100%	77,688	100.0%	7.81	Hobby Lobby Stores	54,650
Virginia Center Commons	VA	100%	9,763	100.0%	34.85	T-Mobile	2,100

Total Other Non-Core Assets			534,556	48.2%	11.75

CEDAR REALTY TRUST, INC.
Summary of Real Estate Held for Sale/Conveyance (continued)
As of September 30, 2011

					Average
		Percent		%	base rent per	Major Tenants (a)
Property Description	State	owned	GLA	occupied	leased sq. ft.	Name	GLA
Homburg Joint Venture:
Aston Center	PA	20%	55,000	100.0%	25.45	Giant Foods	55,000
Ayr Town Center	PA	20%	58,000	94.5%	15.36	Giant Foods	52,400
Parkway Plaza	PA	20%	111,028	92.6%	14.59	Giant Foods	71,335
Pennsboro Commons	PA	20%	107,384	86.5%	14.61	Giant Foods	68,624
Scott Town Center	PA	20%	67,933	94.1%	18.21	Giant Foods	54,333
Spring Meadow Shopping Center	PA	20%	70,350	100.0%	20.23	Giant Foods	67,400
Stonehedge Square	PA	20%	88,677	97.1%	12.14	Nell's Market	51,687

Total Homburg Joint Venture			558,372	94.2%	16.60

Total Properties Held for Sale			2,776,996	82.5%	$11.01

Land Parcels Previously Acquired for Development

Seven land parcels in Pennsylvania	PA	100%	84	acres
Shore Mall	NJ	100%	50	acres
Trindle Springs	NY	100%	2	acres
Wyoming	MI	100%	12	acres

Total Land Parcels Previously Acquired for Development			148	acres

(a)	Major tenants are determined as tenants with 15,000 or more sq.ft. of GLA, tenants at single-tenant properties, or the largest tenant at a property.

(b)	The Company has included 100% of this joint venture’s result of operations in its-pro-rata calculations, based on the terms of the related joint venture agreement.

CEDAR REALTY TRUST, INC.
Properties Held for Sale/Conveyance — Summary of Outstanding Debt

			Stated contract amounts
	Percent	Maturity	Interest	September 30,	December 31,
Property	Owned	Date	rate (a)	2011	2010
Fixed-rate mortgages:
Roosevelt II	100%	Mar 2012	6.5%	$12,865,000	$12,940,000
Spring Meadow Shopping Center	20%	Nov 2014	5.9%	12,111,000	12,279,000
Centerville DDM	100%	May 2015	5.2%	2,702,000	2,743,000
Clyde DDM	100%	May 2015	5.2%	1,875,000	1,903,000
Lodi DDM	100%	May 2015	5.2%	2,285,000	2,319,000
Ontario DDM	100%	May 2015	5.2%	2,110,000	2,141,000
Polaris DDM	100%	May 2015	5.2%	4,305,000	4,369,000
Shelby DDM	100%	May 2015	5.2%	2,109,000	2,141,000
Ayr Town Center	20%	Jun 2015	5.6%	6,959,000	7,056,000
Pickerington DDM	100%	Jul 2015	5.0%	4,011,000	4,072,000
Scott Town Center	20%	Aug 2015	4.9%	8,566,000	8,697,000
Aston Center	20%	Nov 2015	5.9%	12,202,000	12,358,000
Pennsboro Commons	20%	Mar 2016	5.5%	10,627,000	10,769,000
Gahanna DDM	100%	Nov 2016	5.8%	4,866,000	4,924,000
Westlake DDM	100%	Dec 2016	5.6%	3,127,000	3,165,000
CVS at Bradford	100%	Mar 2017	7.1%	586,000	649,000
Parkway Plaza	20%	May 2017	5.5%	14,300,000	14,300,000
Stonehedge Square	20%	Jul 2017	6.2%	8,700,000	8,700,000
CVS at Portage Trail	100%	Aug 2017	7.8%	633,000	694,000
McCormick Place	100%	Aug 2017	6.1%	2,559,000	2,587,000
CVS at Erie	100%	Nov 2018	7.1%	881,000	950,000
CVS at Kingston	100%	Jul 2019	5.3%	3,077,000	3,128,000
CVS at Kinderhook	100%	Jul 2019	5.3%	2,389,000	2,429,000
CVS at Naugatuck	50%	Nov 2019	5.3%	2,362,000	2,402,000
CVS at Celina	100%	Jan 2020	7.5%	1,143,000	1,210,000
Rite Aid at Massillon	100%	Jan 2020	7.7%	1,134,000	1,201,000
Fairfield Plaza (b)	100%	n/a	n/a	—	5,009,000

Total fixed-rate mortgages		4.3 years	5.7%	128,484,000	135,135,000
		weighted average
Variable-rate mortgage:
Shore Mall	100%	Sept 2012	5.9%	18,900,000	21,000,000

Total mortgages at stated contract amounts		3.9 years	5.7%	147,384,000	156,135,000
		weighted average
Unamortized premium				730,000	856,000

Total mortgages				$148,114,000	$156,991,000

Cedar’s pro-rata share of total mortgages				$88,002,000	$91,260,000

(a)	Rate in effect as of September 30, 2011.

(b)	Property was sold during 2011.

CEDAR REALTY TRUST, INC.
Properties Held for Sale/Conveyance — Summary of Debt Maturities
As of September 30, 2011

Maturity	Cedar pro-rata share of:			JV Partners pro-rata share of:
schedule	Scheduled	Balloon		Scheduled	Balloon
by year	Amortization	Payments	Total	Amortization	Payments	Total	Total

2011	$370,000	$—	$370,000	$211,000	$—	$211,000	$581,000
2012	1,545,000	31,765,000	33,310,000	971,000	—	971,000	34,281,000
2013	1,660,000	—	1,660,000	1,140,000	—	1,140,000	2,800,000
2014	1,746,000	2,267,000	4,013,000	1,161,000	9,069,000	10,230,000	14,243,000
2015	1,447,000	22,910,000	24,357,000	826,000	20,364,000	21,190,000	45,547,000
2016	1,179,000	9,137,000	10,316,000	336,000	7,730,000	8,066,000	18,382,000
2017	868,000	6,594,000	7,462,000	151,000	17,184,000	17,335,000	24,797,000
2018	704,000	—	704,000	41,000	—	41,000	745,000
2019	505,000	5,223,000	5,728,000	36,000	892,000	928,000	6,656,000
2020	41,000	—	41,000	—	—	—	41,000
Thereafter	41,000	—	41,000	—	—	—	41,000

	$10,106,000	$77,896,000	$88,002,000	$4,873,000	$55,239,000	$60,112,000	$148,114,000

CEDAR REALTY TRUST, INC.
Portfolio Map
As of September 30, 2011

CEDAR REALTY TRUST, INC.
Non-GAAP Financial Disclosures
Use of Funds From Operations (“FFO”)
FFO is a widely-recognized non-GAAP financial measure for REITs that the Company believes, when considered with financial statements determined in accordance with GAAP, is useful to investors in understanding financial performance and providing a relevant basis for comparison among REITs. In addition, FFO is useful to investors as it captures features particular to real estate performance by recognizing that real estate generally appreciates over time or maintains residual value to a much greater extent than do other depreciable assets. Investors should review FFO, along with GAAP net income, when trying to understand a REIT’s operating performance. The Company considers FFO an important supplemental measure of its operating performance and believes that it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs.
The Company computes FFO in accordance with the “White Paper” published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income applicable to common shareholders (determined in accordance with GAAP), excluding gains or losses from debt restructurings and sales of properties, plus real estate-related depreciation and amortization, and after adjustments for partnerships and joint ventures (which are computed to reflect FFO on the same basis). In addition, NAREIT has recently clarified its computation of FFO so as to exclude impairment charges for all periods presented. FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income applicable to common shareholders or to cash flow from operating activities. FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. Although FFO is a measure used for comparability in assessing the performance of REITs, as the NAREIT White Paper only provides guidelines for computing FFO, the computation of FFO may vary from one company to another.
The Company also presents “Recurring FFO”, which excludes certain items that are not indicative of the results provided by the Company’s operating portfolio and that affect the comparability of the Company’s period-over-period performance, such as management transition charges and employee termination costs, the accelerated write-off of deferred financing costs, mark-to-market adjustments related to stock-based compensation, impairment charges, the write-off of the interest in an unconsolidated joint venture, acquisition transaction costs, and costs related to terminated projects.
Use of Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”)
EBITDA is another widely-recognized non-GAAP financial measure that the Company believes, when considered with financial statements determined in accordance with GAAP, is useful to investors and lenders in understanding financial performance and providing a relevant basis for comparison among other companies, including REITs. While EBITDA should not be considered as a substitute for net income attributable to the Company’s common shareholders, net operating income, cash flow from operating activities, or other income or cash flow data prepared in accordance with GAAP, the Company believes that EBITDA may provide additional information with respect to the Company’s performance or ability to meet its future debt service requirements, capital expenditures and working capital requirements. The Company computes EBITDA by excluding interest expense and amortization of deferred financing costs, and depreciation and amortization, from income from continuing operations.
The Company also presents “Adjusted EBITDA”, which excludes certain items that are not indicative of the results provided by the Company’s operating portfolio and that affect the comparability of the Company’s period-over-period performance, such as mark-to-market adjustments relating to stock-based compensation, impairment charges and the write-off of the interest in an unconsolidated joint venture, management transition charges, and acquisition transaction costs, and costs related to terminated projects. The ratios of debt to Adjusted EBITDA, Adjusted EBITDA to interest expense, and Adjusted EBITDA to fixed charges are additional related measures of financial performance. Because EBITDA from one company to another excludes some, but not all, items that affect net income, the computations of EBITDA may vary from one company to another.